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                                                                   EXHIBIT 10.13

                        1995 STOCK EXCHANGE AGREEMENT
                                   BETWEEN
                             GEOCAPITAL III, L.P.
                                     AND
                                ROBERT WEBSTER


        THIS AGREEMENT FOR EXCHANGE OF STOCK, made and entered into at Pryor, Oklahoma, effective this 15th day of August, 1995, by and between GEOCAPITAL III, L.P. (Geocapital) first party, and GEOCAPITAL III, L.P. and ROBERT WEBSTER, (Webster) second party;

        WITNESSETH:

1.      STOCK TO BE EXCHANGED.

        1.1 Geocapital Stock: Geocapital represents that it is the holder and owner of ONE MILLION SEVEN HUNDRED TEN THOUSAND SHARES (1,710,000) shares of Series A Convertible Preferred Stock of VIAGRAFIX CORPORATION, an Oklahoma corporation, issued on August 16, 1994, which are free and clear of any liens, security interests or encumbrances, of which EIGHT HUNDRED FIFTY FIVE THOUSAND SHARES (855,000) are to be exchanged under this agreement.

        1.2 Webster Stock: Webster represents that he is sole shareholder of all of the capital stock of AMERICAN SMALL BUSINESS COMPUTERS, INC., (ASBC) an Oklahoma corporation, which has 2,500 shares issued and outstanding, which are free and clear of any liens, security interests or encumbrances, of which ONE THOUSAND SEVENTY EIGHT SHARES (1,078) are to be exchanged under this agreement.

2.      CONSIDERATION FOR PURCHASE.

        2.1 Total consideration for the exchange of the stock shall be the exchange of shares, and no additional consideration shall be payable by or to either party.

2.      CLOSING

        3.1 Closing date of this transaction shall be effective August 15, 1995.

        3.2 On the closing date, Webster shall assign to Geocapital 1,078 shares of ASBC, and Geocapital shall assign to Webster 855,000 Series A Convertible Preferred Stock of ViaGrafix, which shall be converted to 855,000 shares for ViaGrafix Common Stock. Each of the parties shall execute assignments of the shares of stock to be exchanged hereby, separate and apart from the actual stock certificates and deliver the same, and as soon thereafter as is reasonably possible, shall deliver the actual certificates of stock to the respective corporations for reissue as provided herein.

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4.      REPRESENTATIONS AND WARRANTIES OF GEOCAPITAL

        Geocapital warrants and represents:

        4.1 That it is the owner of the Shares transferred, and since acquiring said shares, there are no liens or encumbrances thereon.

        4.2 That this transfer is duly authorized by the Limited Partnership, and such stock assignments, when issued, shall be valid and binding upon the Seller.

5.      REPRESENTATIONS OF WEBSTER

        5.1 That it is the owner of the Shares transferred, and since acquiring said shares, there are no liens or encumbrances thereon.

6.      SECURITIES REGISTRATION

        Each of the parties acknowledge and represent that the stock exchanged under this agreement is not registered under the Security Act of 1933, or the Oklahoma Securities Act, and have been acquired by each of the parties with a view to investment. Each of the parties are knowledgeable and experienced in making venture capital investments, and is able to bear the economic risk of loss of its investment in the respective companies, and have been granted the opportunity to make a thorough investigation of the affairs of the Company and has availed itself of such opportunity to the extent deemed necessary. That each of the parties are "accredited investors" as defined in Rule 501 of Regulation D under the Securities Act.

7.      BINDING UPON HEIRS AND ASSIGNS.

        7.1 This agreement shall be binding upon the parties, and their heirs, executors, personal representatives, trustees, successors, and assigns, and the terms hereof shall survive the closing.

        IN WITNESS WHEREOF, the parties have caused this agreement to be executed in duplicate originals at Pryor, Oklahoma, on this 15th day of August, 1995.

Webster:                               Geocapital:

                                       Geocapital III, L.P.
                                       By:  Geocapital Management, L.P.


/s/ Robert Webster                     /s/ Lawrence W. Lepard
----------------------------           -----------------------------------
Robert Webster                         Larry Lepard, General Partner